UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2006

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145	95-4160558
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 McKinney Street, Suite 700, Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The descriptions set forth below are qualified in their entirety by the full text of the documents to which they refer, which documents are filed herewith.

Item 1.01 Entry into a Material Definitive Agreement

Executive Officer Plans and Agreements

Change in Control Revisions in Plans and Agreements for Executive Officers

On February 23, 2006, the Lyondell Chemical Company (“Lyondell”) Executive Severance Pay Plan (the “Severance Plan”) and the Form of Award Agreement for Lyondell’s Amended and Restated 1999 Incentive Plan (the “Incentive Plan Award Agreement”) were amended and restated, and Lyondell’s Supplemental Executive Benefit Plans Trust Agreement (the “Executive Trust Agreement”) was amended, to revise the definition of Change in Control. Under the prior definition of Change in Control, a Change in Control generally would have occurred if, among other things, (i) the current shareholders did not own at least 80% of the outstanding shares of Lyondell common stock after consummation of a transaction or (ii) an individual or organization accumulated over 20% of the outstanding shares of Lyondell common stock. Under the revised definition, a change in control generally occurs if, among other things, (i) the current shareholders do not own at least 50% of the outstanding shares of Lyondell common stock after consummation of a transaction or (ii) an individual or organization accumulates over 20% of the outstanding shares of Lyondell common stock. For the Incentive Plan Award Agreement, the revised definition of Change in Control applies to awards granted on or after February 23, 2006. The Severance Plan, Executive Trust Agreement and Incentive Plan Award Agreement are being filed with this Current Report on Form 8-K as Exhibits 10.1, 10.9 and 10.18(a), respectively.

Executive Deferral Plan

On February 23, 2006, in connection with the adoption of a revised Change in Control definition, Lyondell’s Executive Deferral Plan (the “New Executive Deferral Plan”) was amended and restated by merging the pre-2005 Executive Deferral Plan (the “Former Executive Deferral Plan) into the New Executive Deferral Plan. The New Executive Deferral Plan had been adopted in 2005 in response to the American Jobs Creation Act of 2004. Pursuant to the February 23 amendment of the New Executive Deferral Plan, all deferred compensation will be subject to the New Executive Deferral Plan’s definition of Change in Control, which conforms to the American Jobs Creation Act of 2004. Under the Former Executive Deferral Plan’s definition of Change in Control, a change in control generally would have occurred if, among other things, (1) the current shareholders did not own at least 80% of the outstanding shares of Lyondell common stock after consummation of a transaction or (2) an individual or organization accumulated over 20% of the outstanding shares of Lyondell common stock. Under the New Executive Deferral Plan’s definition of Change in Control, a change in control generally occurs if, among other things, (1) the current shareholders do not own at least 50% of the outstanding shares of Lyondell common stock after consummation of a transaction or (2) an individual or organization accumulates over 50% of the outstanding shares of Lyondell common stock. The New Executive Deferral Plan is being filed with this Current Report on Form 8-K as Exhibit 10.6.

2

Annual Cash Bonus Guidelines

On February 23, 2006, the annual cash bonus guidelines were approved for executive officers of the Company, effective January 1, 2006. The bonus guidelines have been revised in response to the American Jobs Creation Act of 2004, and to reflect Lyondell’s acquisition of Millennium Chemicals Inc. (“Millennium”) and the remaining 29.5% interest in Equistar Chemicals, LP (“Equistar”) held by Millennium such that both Millennium and Equistar are indirect wholly owned subsidiaries of Lyondell, and to remove the definition of Change in Control. In addition, the performance period for the annual cash bonus will be based on a three-year average measure for awards beginning in 2006. The annual cash bonus guidelines are being filed with this Current Report on Form 8-K as Exhibit 10.20

Non-Employee Director Plans and Agreements

Non-Employee Director Deferral Plan

On February 23, 2006, in connection with the adoption of a revised Change in Control definition, the Lyondell Elective Deferral Plan for Non-Employee Directors (the “New Directors’ Deferral Plan”) was amended and restated by merging the pre-2005 Directors’ Deferral Plan (the “Former Directors’ Deferral Plan”) into the New Directors’ Deferral Plan. The New Directors’ Deferral Plan had been adopted in 2005 in response to the American Jobs Creation Act of 2004. Pursuant to the February 23 amendment of the New Directors’ Deferral Plan, all deferred compensation will be subject to the New Directors’ Deferral Plan’s definition of Change in Control, which conforms to the American Jobs Creation Act of 2004. Under the Former Directors’ Deferral Plan’s definition of Change in Control, a change in control generally would have occurred if, among other things, (1) the current shareholders did not own at least 80% of the outstanding shares of Lyondell common stock after consummation of a transaction or (2) an individual or organization accumulated over 20% of the outstanding shares of Lyondell common stock. Under the New Directors’ Deferral Plan’s definition of Change in Control, a change in control generally occurs if, among other things, (1) the current shareholders do not own at least 50% of the outstanding shares of Lyondell common stock after consummation of a transaction or (2) an individual or organization accumulates over 50% of the outstanding shares of Lyondell common stock. The New Directors’ Deferral Plan is being filed with this Current Report on Form 8-K as Exhibit 10.12.

Non-Employee Directors Benefit Plans Trust Agreement

On February 23, 2006, the Lyondell Non-Employee Directors Benefit Plans Trust Agreement (the “Directors’ Trust Agreement”) was amended to revise the definition of Change in Control. The previous definition of Change in Control was the same as the previous definition discussed above under “Change in Control Revisions in Plans and Agreements for Executive Officers” – Executive Officer Plans and Agreements,” and the revised definition of Change in Control is the same as the revised definition discussed above in that same section. The Directors’ Trust Agreement is being filed with this Current Report on Form 8-K as Exhibit 10.16.

3

Restricted Stock Plan for Non-Employee Directors

On February 23, 2006, the Lyondell Restricted Stock Plan for Non-Employee Directors (the “Directors’ Restricted Stock Plan”) was amended and restated to permit the award of restricted share units, to provide for early vesting for restricted stock on the later of the last day of the month in which the non-employee director attains age 72 or May 4, 2006, and to revise the definition of Change in Control. The previous definition of Change in Control was the same as the previous definition discussed above under “Change in Control Revisions in Plans and Agreements for Executive Officers” – Executive Officer Plans and Agreements,” and the revised definition of Change in Control is the same as the revised definition discussed above in that same section. The Directors’ Restricted Stock Plan is being filed with this Current Report on Form 8-K as Exhibit 10.15.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Lyondell Chemical Company Executive Severance Pay Plan

10.6	Lyondell Chemical Company Executive Deferral Plan

10.9	Lyondell Chemical Company Supplemental Executive Benefit Plans Trust Agreement

10.12	Lyondell Chemical Company Elective Deferral Plan for Non-Employee Directors

10.15	Lyondell Chemical Company Restricted Stock Plan for Non-Employee Directors

10.16	Lyondell Chemical Company Non-Employee Directors Benefit Plans Trust Agreement

10.18(a)	Form of Award Agreement for Lyondell Chemical Company Amended and Restated 1999 Incentive Plan

10.20	Lyondell Chemical Company Amended and Restated 1999 Incentive Plan Administrative Guidelines for Annual Cash Bonus Guidelines

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:	/s/ Kerry A. Galvin
Name:	Kerry A. Galvin
Title:	Senior Vice President, General Counsel & Secretary

Date: February 24, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Lyondell Chemical Company Executive Severance Pay Plan

10.6	Lyondell Chemical Company Executive Deferral Plan

10.9	Lyondell Chemical Company Supplemental Executive Benefit Plans Trust Agreement

10.12	Lyondell Chemical Company Elective Deferral Plan for Non-Employee Directors

10.15	Lyondell Chemical Company Restricted Stock Plan for Non-Employee Directors

10.16	Lyondell Chemical Company Non-Employee Directors Benefit Plans Trust Agreement

10.18(a)	Form of Award Agreement for Lyondell Chemical Company Amended and Restated 1999 Incentive Plan

10.20	Lyondell Chemical Company Amended and Restated 1999 Incentive Plan Administrative Guidelines for Annual Cash Bonus Guidelines